EXHIBIT 99.3


                          NOTICE OF GUARANTEED DELIVERY

                          WITH RESPECT TO THE TENDER OF
                        OUTSTANDING 6 1/2% NOTES DUE 2013
                                 IN EXCHANGE FOR
                              6 1/2% NOTES DUE 2013
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                       OF
                              BOWATER INCORPORATED

                 PURSUANT TO THE PROSPECTUS DATED AUGUST , 2003

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THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,  ON SEPTEMBER ,
2003 UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                             The exchange agent is:
                              THE BANK OF NEW YORK

       By Registered or            By Facsimile:             By Hand or
       Certified Mail:            (212) 298-1915          Overnight Courier:
   The Bank of New York                                  The Bank of New York
Corporate Trust Operations     Confirm by Telephone:  Corporate Trust Operations
   Reorganization Unit            (212) 815-3750         Reorganization Unit
 101 Barclay Street, 7E                                    101 Barclay Street,
 New York, New York 10286                                    Lobby Window
  Attention: Kin Lau 7E                                New York, New York  10286
                                                        Attention: Kin Lau 7E


DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

As set forth in the prospectus dated August , 2003 (the "Prospectus") of Bowater Incorporated ("Bowater") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept Bowater's offer (the "Exchange Offer") to exchange new 6 1/2% Notes due 2013 (the "Exchange Notes") that have beEN registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 6 1/2% Notes due 2013 (the "Original Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the exchange agent, or Original Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an eligible institution (as described in the Prospectus) by mail or hand delivery or transmitted, via facsimile, to the exchange agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

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


Ladies and Gentlemen:

The undersigned hereby tender(s) to Bowater upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of Original Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Original Notes set forth in the Letter of Transmittal.

The undersigned understands that tenders of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the exchange agent at the address set forth above. To be effective, a notice of withdrawal must:

>> specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor");
>> identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes);
>>     specify the principal amount of Original Notes to be withdrawn;
>> include a statement that such holder is withdrawing his election to have such Original Notes exchanged;
>> be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender; and
>> specify the name in which any such Original Notes are to be registered, if different from that of the Depositor.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.









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

                            PLEASE SIGN AND COMPLETE

------------------------------------------------------------ ---------------------------------------------------------
Signature(s) of registered holder(s) or                      Date:
Authorized Signatory:


------------------------------------------------------------ ---------------------------------------------------------
Name(s) of registered holder(s):                             Address:



------------------------------------------------------------ ---------------------------------------------------------
Principal Amount of Original Notes Tendered:                 Area Code and Telephone No.



------------------------------------------------------------ ---------------------------------------------------------
Certificate No(s).                                           If  Original  Notes  will  be  delivered  by  book-entry
                                                             transfer, check trust company below:
                                                             |_|  The Depository Trust Company
                                                             Depository Account No.:

------------------------------------------------------------ ---------------------------------------------------------

DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Original Notes exactly as their name(s) appear on certificate(s) for the Original Notes or, if tendered by a participant in one of the book-entry transfer facilities, exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

Name(s):
         -----------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address(es)
             -------------------------------------------------------------------






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


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Original Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Original Notes complies with Rule 14e-4 and (iii) guarantees that the Original Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Original Notes into the exchange agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the exchange agent at its address set forth above within three New York Stock Exchange trading days after the date of execution hereof.

The Eligible Institution that completes this form must communicate the guarantee to the exchange agent and must deliver the Letter of Transmittal and Original Notes to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

           PLEASE PRINT NAME(S) AND ADDRESS(ES)

           ---------------------------- -------------------------------------
           Name of Firm:

           ---------------------------- -------------------------------------
           Authorized Signature:

           ---------------------------- -------------------------------------
           Title:

           ---------------------------- -------------------------------------
           Address with zip code:

           ---------------------------- -------------------------------------
           Telephone Number:
           (with area code)
           ---------------------------- -------------------------------------











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